Exhibit 10.8


                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of July 31, 2000 (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), made by INTELLIWORXX, INC., a Florida corporation (the "Company"), in favor of COMROAD AG, a corporation organized under the laws of Germany (the "Lender").



                              W I T N E S S E T H:

     WHEREAS, pursuant to a Convertible Promissory Note, dated as of the date hereof (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Promissory Note"), by the Company in favor of the Lender, for which the Lender grants a loan in the amount of $1,000,000 to the Company, the Company has agreed to pay the Lender the principal sum of $1,000,000 plus interest on the unpaid balance;

     WHEREAS, as a condition precedent to the grant of the loan by the Lender to the Company, the Company is required to execute and deliver this Agreement; and

     WHEREAS, the Company has duly authorized the execution, delivery and performance of this Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to grant the loan to the Company, the Company agrees, for the benefit of the Lender, as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Agreement" is defined in the preamble.

     "Collateral" is defined in Section 2.1.

     "Company" is defined in the preamble.


     "Default" shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default as defined in Section 6 of the Promissory Note.

     "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends and all other

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distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

     "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not as a liquidating dividend.

     "Obligations" means all obligations (monetary or otherwise) of the Company arising under or in connection with the Promissory Note and this Agreement, including principal, interest (including post-default interest and interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding described in Section 6 (B) or (C) of the Promissory Note, whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding), reimbursement obligations, fees, indemnities, costs and expenses (including the reasonable fees and disbursements of counsel to the Lender required to be paid by the Company) that are owing under the Promissory Note, in each case whether now existing or hereafter incurred, direct or indirect, absolute or contingent, and due or to become due.

     "Person" shall mean any individual, sole proprietorship, joint venture, limited liability company, limited liability partnership, partnership, corporation, trust, association, institution, unincorporated organization or other entity, or a government or agency or political subdivision thereof.

     "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due with respect thereto, all other instruments that are now being delivered by the Company to the Lender or may from time to time hereafter be delivered by the Company to the Lender for the purpose of pledge under this Agreement, and all proceeds of any of the foregoing.

     "Pledged Share Issuer" means each Person identified in Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

     "Pledged Shares" means the shares of capital stock of any Pledged Share Issuer in the amounts and percentages listed on Attachment 1 hereto.

     "Promissory Note" is defined in the first recital.

     "Lender" is defined in the preamble.

     "Secured Obligations" is defined in Section 2.2.

     "Securities Act" is defined in Section 6.2.

     "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York or, with respect to any Collateral located in any state other than the State of New York, the Uniform Commercial Code as from time to time in effect in such state.

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     SECTION 1.2. Promissory Note Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Promissory Note. In addition, as used herein, the words "include", "includes", and "including" shall be deemed to be followed by the phrase "without limitation".

     SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                     PLEDGE

     SECTION 2.1. Grant of Security Interest. The Company hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Lender, and hereby grants to the Lender a continuing security interest in, all of the following property (collectively, the "Collateral"):

          (a) all issued and outstanding shares of capital stock of the Pledged Share Issuer identified in Attachment 1 hereto and all additional shares of capital stock hereafter issued by the Pledged Share Issuer to the Company in any manner, and the certificates representing such shares;

          (b) all other securities, all assignments of any amounts due or to become due with respect thereto, and all other instruments from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items listed in clause (a) above;

          (c) all Dividends, Distributions, interest, and other payments and rights with respect to any of the items listed in clauses (a) and (b) above; and


          (f) all proceeds of any of the foregoing.

     SECTION 2.2. Security for Obligations. This Agreement secures the payment in full of all Obligations, including all amounts payable by the Company under or in connection with the Promissory Note, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "Secured Obligations").

     SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Lender pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share at a time when (x) no Default of the nature referred to in Section 6 (B) or (C) of the Promissory Note has occurred and is continuing, and (y) no Event of Default has occurred and is continuing, such

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Dividend or payment may be paid directly to the Company. If any such Default or
Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Lender.

     SECTION 2.5. Continuing Security Interest; Transfer of Promissory Note. This Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the earlier to occur of (i) the indefeasible payment in full in cash of all the Secured Obligations or
     (ii) the conversion of the Promissory Note pursuant to Section 5 thereof and the indefeasible payment in full in cash of all other outstanding Secured Obligations,

          (b) be binding upon the Company and its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies hereunder, to the benefit of the Lender and its successors, transferees and assigns.

Without limiting the foregoing clause (c), the Lender may assign or otherwise transfer (in whole or in part) the Promissory Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to the Lender under the Promissory Note, this Agreement or otherwise, subject, however, to any contrary provisions in such assignment or transfer. Upon the earlier to occur of (i) the indefeasible payment in full in cash of all the Secured Obligations or (ii) the conversion of the Promissory Note pursuant to Section 5 thereof and the indefeasible payment in full in cash of all other outstanding Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, the Lender will, at the Company's sole expense, deliver to the Company, without any representations, warranties or recourse, except as to the fact that the Pledged Shares have not been encumbered in any manner whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Lender hereunder, and execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination or release.

     SECTION 2.6. Security Interest Absolute. All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of the Company hereunder, shall be, to the extent permitted by applicable law, absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Promissory Note,

          (b) the failure of the Lender or any assigned holder of the Promissory
     Note:

               (i) to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under the provisions of the Promissory Note, this Agreement or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation of the Company,

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          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Obligation of the Company, including any increase in the Secured Obligations resulting from the extension of additional credit to the Company or otherwise,

          (d) any reduction, limitation, impairment or termination of any Secured Obligation of the Company for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Company hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation of the Company or otherwise,

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Promissory Note or this Agreement,

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company, any surety or any guarantor.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Warranties, etc. The Company represents and warrants unto the Lender, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by the Company to the Lender of any Collateral, as set forth in this Article.

     SECTION 3.1.1. Ownership, No Liens, etc. The Company is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except for the security interest granted pursuant hereto in favor of the Lender.

     SECTION 3.1.2. Valid Security Interest. The delivery of such Collateral to the Lender is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

     SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer (or, if less, 100% of the issued and outstanding shares of capital stock of such Pledged Share Issuer owned by the Company).

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     SECTION 3.1.4. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either

          (a) for the pledge by the Company of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by the Company, or

          (b) for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally.

     SECTION 3.1.5. Due Execution, Validity, Etc. The Company has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its obligations under this Agreement. The execution, delivery and performance by the Company of this Agreement does not contravene or result in a default under the Company's articles of incorporation or by-laws (or comparable organizational documents) or contravene or result in a default under any contractual restriction, Lien or governmental regulation or court decree or order binding on the Company. This Agreement has been duly authorized by the Company, has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     SECTION 3.1.6. Other Documents. Each representation and warranty of the Company contained in Sections 3.1.4(a) and 3.1.5 above is also true and correct as to the Promissory Note as of the date hereof.


                                   ARTICLE IV
                                    COVENANTS

     SECTION 4.1. Protect Collateral; Further Assurances, etc. The Company shall not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Lender). The Company will warrant and defend the right and title herein granted unto the Lender in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Company agrees that at any time, and from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Company will not permit any Pledged Share Issuer to issue any capital stock unless the same is immediately delivered in pledge to the Lender hereunder.

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     SECTION 4.2. Stock Powers, etc. The Company agrees that all Pledged Shares
(and all other shares of capital stock constituting Collateral) delivered by the Company pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender. The Company will, from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments, and similar documents, satisfactory in form and substance to the Lender, with respect to the Collateral as the Lender may reasonably request and will, from time to time upon the request of the Lender after the occurrence of any Default of the nature referred to in Section 6 (B) or (C) of the Promissory Note or any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Lender.

     SECTION 4.3. Continuous Pledge. Subject to Section 2.4, the Company will, at all times, keep pledged to the Lender pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Company in respect of any Collateral.

     SECTION 4.4. Voting Rights; Dividends, etc. The Company agrees:


          (a) after any Default of the nature referred to in Section 6 (B) or
     (C) of the Promissory Note or any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Company and without any request therefor by the Lender, to deliver (properly endorsed where required hereby or requested by the Lender) to the Lender all Dividends, Distributions, interest, principal, other cash payments, and proceeds of the Collateral, all of which shall be held by the Lender as additional Collateral for use in accordance with Section 6.3; and

          (b) after any Default of the nature referred to in Section 6 (B) or
     (C) of the Promissory Note or any Event of Default shall have occurred and be continuing and the Lender has notified the Company of the Lender's intention to exercise its voting power under this Section 4.4(b):

               (i) the Lender may exercise (to the exclusion of the Company) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Company hereby grants the Lender an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

               (ii) the Company shall promptly deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Company but which the Company is then obligated to deliver to the Lender, shall, until delivery to the Lender, be held by the Company separate and apart from its other property in trust for the Lender. The Lender agrees that unless a Default of the nature

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referred to in Section 6 (B) or (C) of the Promissory Note or an Event of
Default shall have occurred and be continuing and the Lender shall have given the notice referred to in Section 4.4(b), the Company shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Lender shall, upon the written request of the Company, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Company which are necessary to allow the Company to exercise voting power with respect to any such shares of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Company that would impair any Collateral or be inconsistent with or violate any provision of the Promissory Note or this Agreement).

     SECTION 4.5. Additional Undertakings. The Company will not, without the prior written consent of the Lender take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any instrument constituting Collateral.

                                    ARTICLE V
                                   THE LENDER

     SECTION 5.1. Lender Appointed Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Default of the nature referred to in Section 6 (B) or (C) of the Promissory Note or any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Lender the power and right, on behalf of the Company, without notice to or assent by the Company, to do any or all of the following:

          (a) in the name of the Company or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable; and

          (b) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and indorse any drafts or other instruments, documents and chattel paper in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against the Company with respect to any

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     Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Lender may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and the Company's expense, at any time, or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Company might do.

The Company hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. Lender May Perform. If the Company fails to perform any agreement contained herein, upon prior notice to the Company, the Lender may itself perform, or cause performance of, such agreement and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Company pursuant to Section 6.4; provided, however, if any Default of the nature referred to in Section 6 (B) or (C) of the Promissory Note or Event of Default has occurred and is continuing, no such notice shall be required.

     SECTION 5.3. Lender Has No Duty. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the U.C.C. or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Lender has or is deemed to have knowledge of such matters, and (ii) the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                                   ARTICLE VI
                                    REMEDIES

     SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

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          (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Lender may:

               (i) transfer all or any part of the Collateral into the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Company's name to allow collection of the Collateral,

               (v) take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place, and stead of the Company) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

          Each such purchaser of the Collateral shall hold the property sold absolutely free from any claim or right on the part of the Company, and to the extent permitted by applicable law, the Company hereby waives all rights of redemption, stay, valuation, and appraisal the Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

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     SECTION 6.2. Securities Laws. If the Lender shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Company agrees that, upon request of the Lender, the Company will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Lender;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Company agrees that, to the extent permitted under applicable law, if the Company fails to perform any of the covenants contained in this Section, it shall pay, as liquidated damages and not as a penalty, the damages suffered by the Lender; provided, however, that such damages shall be limited to the amount of unpaid principal and accrued interest from the date of the Promissory Note, plus attorneys' fees and other damages reasonably proven by the Lender.

     SECTION 6.3. Compliance with Restrictions. The Company agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental or regulatory authority or official, and the Company further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to the Company for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. Application of Proceeds. All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held, to the extent permitted under applicable law, by the Lender as additional collateral security for all or any part of the Secured Obligations, and/or then or at any time thereafter shall be applied in whole or in part by the Lender against all or any part of the Secured Obligations in such manner as the Lender determines in its sole discretion. Any surplus of such cash or cash proceeds held by the Lender and remaining after either (i) the indefeasible payment in full in cash of all the Secured Obligations or (ii) the conversion of the Promissory Note pursuant to Section 5 thereof and the indefeasible payment in full in cash of all other outstanding Secured Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.5. Indemnity and Expenses. The Company hereby agrees to indemnify and hold harmless the Lender from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Lender's gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction. Upon demand, the Company will pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Lender may incur in connection with:

          (a) the administration of this Agreement and the Promissory Note;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Lender hereunder; or

          (d) the failure by the Company to perform or observe any of the provisions hereof.


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. Security Document. This Agreement is a Facility Document executed pursuant to the Promissory Note and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2. Amendments, etc.; Successors and Assigns.

          (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and, in the case of any such amendment, the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

          (b) This Agreement shall be binding upon the Company and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns; provided, however, that the Company shall not assign its obligations hereunder without the prior written consent of the Lender.

     SECTION 7.3. Protection of Collateral. The Lender may from time to time, at its option and at the expense of the Company, perform any act which the Company agrees hereunder to perform and which the Company shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Lender may from time to time take any other action which the Lender deems necessary or appropriate for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by facsimile to either party hereto at the address set forth in the Promissory Note, or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid, shall be deemed given three business days after posting; any notice sent by prepaid overnight express mail shall be deemed delivered on the next following business day; and any notice transmitted by facsimile shall be deemed given upon receipt of electronic confirmation of transmission by the sender thereof.

     SECTION 7.5. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

     SECTION 7.6. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 7.7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be original and all of which shall constitute but one and the same agreement.

     SECTION 7.8. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER FACILITY DOCUMENTS ENTERED INTO BY THE COMPANY CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH

RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.9. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     SECTION 7.10. Waiver of Jury Trial, etc. EACH OF THE LENDER AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COMPANY. THE COMPANY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO GRANT THE LOAN TO THE COMPANY. IN NO EVENT SHALL THE LENDER OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 7.11 Waiver of Certain Claims. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST THE LENDER OR ANY OF ITS AFFILIATES ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY INSTRUMENT CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                            INTELLIWORXX, INC.



                                            By:  /s/  Christopher J. Floyd
                                               -------------------------------
                                                      Christopher J. Floyd
                                                      Chief Financial Officer




Acknowledged and Accepted:

COMROAD AG



By:  /s/  Bodo Schnabel
   -------------------------------
          Bodo Schnabel
          President




                                                                                                       ATTACHMENT 1
                                                                                                                 to
                                                                                                   Pledge Agreement




      Pledged Shares
      --------------
                                                                  Capital Stock
                                                                  -------------

                                                Authorized        Outstanding     # of       % of
                               Pledged          ----------        -----------     ----       ----
      Pledgor                  Share Issuer       Shares             Shares       Shares     Shares    Certificate #
      -------                  ------------       ------             ------       ------     ------    -------------
                                                                                  Pledged    Pledged

      Intelliworxx, Inc.       Comworxx,       100 million         6,000,000    4,000,000    66.6666
                               Inc.
